                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            The Bon-Ton Stores, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                                 [BON-TON LOGO]
                            THE BON-TON STORES, INC.
                            2801 EAST MARKET STREET
                                 YORK, PA 17402

                                                                    May 14, 2002

Dear Shareholder:

     You are cordially invited to attend our Annual Meeting of Shareholders to be held at 9:00 a.m. on Tuesday, June 18, 2002, at the Heritage Hills Conference Center, 2700 Mount Rose Avenue, York, Pennsylvania. Enclosed is the official notice of meeting, the proxy statement, the proxy card and our 2001 Annual Report.

     You may vote your shares via the Internet by accessing the voting site shown on your proxy card, by telephone by calling the toll-free number shown on your proxy card, by mail using the proxy card, or in person by attending and voting at the meeting.

     Your vote is important to us. Even if you plan to attend the meeting, please sign, date and return your proxy in the enclosed postage-paid envelope or vote by telephone or over the Internet.

                                          Sincerely,

                                          /s/ Tim Grumbacher

                                          Tim Grumbacher
                                          Chairman of the Board and
                                          Chief Executive Officer

                            THE BON-TON STORES, INC.
                            2801 EAST MARKET STREET
                                 YORK, PA 17402

                            NOTICE OF ANNUAL MEETING

     The Annual Meeting of Shareholders of The Bon-Ton Stores, Inc. will be held on Tuesday, June 18, 2002, at 9:00 a.m., at the Heritage Hills Conference Center, 2700 Mount Rose Avenue, York, Pennsylvania.

     The purposes of this year's meeting are:

          1. To elect an eight member Board of Directors for a one-year term;
     and

          2. To consider any other matters as may properly come before the meeting.

     Shareholders who owned shares of our stock at the close of business on May 3, 2002 may attend and vote at the meeting. If you cannot attend the meeting, you may vote by telephone or over the Internet as instructed on the enclosed proxy card or by mailing the proxy card in the enclosed postage-paid envelope. Any shareholder attending the meeting may vote in person, even though he or she has already returned a proxy card or voted by telephone or over the Internet.

                                          ROBERT E. STERN
                                          Vice President,
                                          General Counsel and Secretary

York, Pennsylvania
May 14, 2002
--------------------------------------------------------------------------------

PLEASE VOTE BY TELEPHONE OR OVER THE INTERNET AS INSTRUCTED ON THE ENCLOSED PROXY CARD OR COMPLETE, SIGN AND DATE THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, DO NOT RETURN YOUR PROXY CARD.
--------------------------------------------------------------------------------

                                    CONTENTS

Proxy Statement.............................................    2
Voting Procedures and Security Ownership....................    2
  Outstanding Shares and Voting Rights......................    2
  Principal Shareholders....................................    3
  Security Ownership of Management..........................    6
Election of Directors.......................................    7
  Meetings and Committees of the Board of Directors.........    7
  Compensation of Directors.................................    8
Executive Compensation......................................    9
  Summary Compensation Table................................    9
  Stock Option Grants.......................................   10
  Stock Option Exercises and Holdings.......................   10
  Employment Agreements.....................................   11
  Supplemental Retirement Benefits..........................   11
  Executive Severance.......................................   11
  Equity Compensation Plan Information......................   12
Stock Performance Graph.....................................   12
Report on Executive Compensation............................   13
Report of the Audit Committee...............................   14
Accountants' Fees...........................................   15
Relationship with Independent Accountants...................   15
Section 16(a) Beneficial Ownership Reporting Compliance.....   16
Certain Transactions........................................   16
Shareholder Proposals.......................................   16

                            THE BON-TON STORES, INC.
                            ------------------------

                                PROXY STATEMENT

     We are providing this proxy statement to solicit your proxy for use at the Annual Meeting of Shareholders. The proxy materials, which consist of the Annual Report, the Notice of Annual Meeting, this proxy statement and the proxy card, are first being sent to our shareholders on or about May 14, 2002.

     We do not anticipate that any matters will be raised at the meeting other than those described in the notice. If any other matters come before the meeting, your proxies will be authorized to act in accordance with their judgment.

     When your proxy card is returned properly signed, or you have effectively voted over the Internet or by telephone, your shares will be voted in accordance with your instructions. If your proxy card is signed and returned without specifying choices, your shares will be voted "for" the Board nominees.

     You may revoke your proxy before its exercise by notifying the Secretary of the Company in writing, by delivering a properly executed, later-dated proxy card, by voting again over the Internet or by telephone, or by voting in person at the meeting.

     Your proxy is being solicited by the Board of Directors. We will bear the cost of this solicitation, including the charges of brokerage houses, nominees and fiduciaries in forwarding these materials to beneficial owners. This solicitation may be made in person, by telephone or by other means of communication by our directors, officers or employees, or by a professional proxy solicitation organization engaged by us.

     References in this proxy statement to a year refer to our fiscal year, which is the 52 or 53 week period ending on the Saturday nearer January 31 of the following calendar year (for example, a reference to 2001 is a reference to the fiscal year ended February 2, 2002).

                    VOTING PROCEDURES AND SECURITY OWNERSHIP

OUTSTANDING SHARES AND VOTING RIGHTS

     Only shareholders of record at the close of business on May 3, 2002, are entitled to vote at the meeting. At that time, there were 12,442,156 shares of common stock and 2,989,853 shares of Class A common stock outstanding. The common stock and the Class A common stock vote together on all matters. Holders of common stock are entitled to one vote per share and holders of Class A common stock are entitled to ten votes per share. There are no other classes of voting securities outstanding. In the election of directors, shareholders do not have cumulative voting rights.

     The presence at the meeting, in person or by proxy, of persons entitled to cast a majority of the shareholder votes will constitute a quorum.

     In the election of directors, the eight nominees receiving a plurality of the votes cast (that is, the eight nominees receiving the greatest number of votes) will be elected. Approval of any other matter submitted to the shareholders requires the affirmative vote of a majority of the votes cast. For purposes of determining the number of votes cast on any matter, only those cast "for" or "against," or, in the election of directors, "withhold," are included. Abstentions and broker non-votes are counted only to determine whether a quorum is present at the meeting. A broker "non-vote" occurs when a nominee for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power as to that item and has not received voting instructions from the beneficial owner.

     If you own common stock in your own name, you are an "owner of record." This means you may direct the persons named as proxies how to vote your shares. If you fail to vote, the proxies cannot vote your shares at the meeting.

     You have four voting options:

     - INTERNET: You can vote over the Internet at the web address shown on your proxy card. Internet voting is available 24 hours a day. If you have access to the Internet, we encourage you to vote this way. IF YOU VOTE OVER THE INTERNET, DO NOT RETURN YOUR PROXY CARD.

     - TELEPHONE: You can vote by telephone by calling the toll-free telephone number on your proxy card. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. IF YOU VOTE OVER THE TELEPHONE, DO NOT RETURN YOUR PROXY CARD.

     - PROXY CARD: You can vote by mail by signing, dating and mailing your proxy card in the postage-paid envelope provided.

     - VOTE IN PERSON: You can attend the Annual Meeting and vote at the meeting.

     If a broker, bank or other nominee holds your common stock for your benefit but not in your name, your shares are in "street name." In that case, your bank, broker or other nominee will send you a voting instruction form to use in voting your shares. The availability of Internet and telephone voting depends on their voting processes. Please follow the instructions on the voting instruction form they send you.

     If you are a participant in The Bon-Ton Stores, Inc. Profit Sharing/Retirement Plan (the "401(k) Plan"), your proxy will incorporate all shares you own through the 401(k) Plan, assuming your shares are registered in the same name. Your proxy will serve as a voting instruction for the trustee of the 401(k) Plan. If you own shares through the 401(k) Plan and you do not vote, the plan trustee will vote your shares in the same proportion as shares for which instructions were received from other shareholders under the 401(k) Plan.

     The named proxies will vote all shares that have been properly voted (whether by Internet, telephone, or mail) and not revoked. If you sign and return your proxy card but do not mark your proxy card to tell the proxies how to vote your shares, the proxies will vote "for" the Board nominees. If action is taken at the meeting on matters that are not described in this proxy statement, the proxies will use their own judgment to determine how to vote your shares.

     Tim Grumbacher, who is the beneficial owner of shares of common stock and Class A common stock entitled to vote approximately 62.6% of the votes entitled to be cast at the meeting, has indicated that he will vote "for" each of the nominees for director. Consequently, the election of each nominee for director is assured.

PRINCIPAL SHAREHOLDERS

     This table shows owners of 5% or more of the common stock or Class A common stock as of April 5, 2002, except as to the shareholder discussed in note (7) of the table below. Each person listed has sole voting power and sole investment power as to the shares indicated unless otherwise noted.

                                                    CLASS A COMMON STOCK       COMMON STOCK(1)
                                                   ----------------------    --------------------
                                                   NUMBER OF                 NUMBER OF
NAME AND ADDRESS                                    SHARES        PERCENT     SHARES      PERCENT
----------------                                   ---------      -------    ---------    -------
Tim Grumbacher...................................  2,951,490(2)    98.7%     5,987,971(3)  38.7%
  2801 East Market Street
  York, PA 17402
Nancy T. Grumbacher..............................    545,237(4)    18.2%     1,082,464(5)   8.3%
  2801 E. Market Street
  York, PA 17402
Henry F. Miller..................................    545,237(4)    18.2%     1,077,464(6)   8.3%
  1650 Arch Street -- 22nd Floor
  Philadelphia, PA 19103

                                                    CLASS A COMMON STOCK       COMMON STOCK(1)
                                                   ----------------------    --------------------
                                                   NUMBER OF                 NUMBER OF
NAME AND ADDRESS                                    SHARES        PERCENT     SHARES      PERCENT
----------------                                   ---------      -------    ---------    -------
Dimensional Fund Advisors, Inc...................         --         --        944,100(7)   7.6%
  1299 Ocean Avenue
  Santa Monica, CA 90401
Thomas W. Wolf...................................    545,237(4)    18.2%       906,691(8)   7.0%
  2801 E. Market Street
  York, PA 17402
David R. Glyn....................................    545,237(4)    18.2%       896,691(9)   6.9%
  1650 Arch Street -- 22nd Floor
  Philadelphia, PA 19103
M. Thomas Grumbacher Trust.......................    181,746(10)    6.1%       288,914(10)   2.3%
  dated March 9, 1989 for benefit of
  Matthew Reed Grumbacher
  1650 Arch Street -- 22nd Floor
  Philadelphia, PA 19103
M. Thomas Grumbacher Trust.......................    181,746(10)    6.1%       288,914(10)   2.3%
  dated March 9, 1989 for benefit of
  Beth Anne Grumbacher Elser
  1650 Arch Street -- 22nd Floor
  Philadelphia, PA 19103
M. Thomas Grumbacher Trust.......................    181,745(10)    6.1%       288,913(10)   2.3%
  dated March 9, 1989 for benefit of
  Max Aaron Grumbacher
  1650 Arch Street -- 22nd Floor
  Philadelphia, PA 19103

---------------
 (1) Each share of Class A common stock is convertible into one share of common stock. Accordingly, the number of shares of common stock for each person includes the number of shares of common stock issuable upon conversion of all shares of Class A common stock beneficially owned by such person. Also, the total number of shares of common stock outstanding for purposes of calculating percentage ownership of a person includes the number of shares of Class A common stock beneficially owned by such person.

 (2) Includes 545,237 shares of Class A common stock held by trusts for the benefit of Mr. Grumbacher's children of which Nancy T. Grumbacher (Mr. Grumbacher's wife), Thomas W. Wolf, Henry F. Miller and David R. Glyn are the trustees. Mr. Grumbacher disclaims beneficial ownership of all shares referred to in this note.

 (3) Includes (a) 185,773 shares of common stock held by The Grumbacher Family Foundation, a charitable foundation of which Mr. Grumbacher, Nancy T. Grumbacher and Henry F. Miller are the directors, (b) 545,237 shares of Class A common stock and 321,504 shares of common stock held by trusts for the benefit of Mr. Grumbacher's children of which Ms. Grumbacher, Thomas W. Wolf, Mr. Miller and David R. Glyn are the trustees, (c) 24,950 shares of common stock held by other trusts for the benefit of Mr. Grumbacher's children of which Ms. Grumbacher and Messrs. Wolf, Miller and Glyn are the trustees, and (d) 5,000 shares of common stock held by a trust for the benefit of Mr. Grumbacher's grandchild of which Ms. Grumbacher, Beth Elser, and Messrs. Wolf and Glyn are the trustees. Mr. Grumbacher disclaims beneficial ownership of all shares referred to above. Also includes options to purchase 44,550 shares of common stock.

 (4) Consists of Class A common stock held by trusts for the benefit of Tim Grumbacher's children of which Nancy T. Grumbacher, Thomas W. Wolf, Henry
     F. Miller and David R. Glyn are the trustees. Ms. Grumbacher and Messrs. Wolf, Miller and Glyn each disclaim beneficial ownership of all shares referred to in this note.

 (5) Consists of (a) 185,773 shares of common stock held by The Grumbacher Family Foundation, a charitable foundation of which Ms. Grumbacher, Tim Grumbacher and Henry F. Miller are the directors, (b) 545,237 shares of Class A common stock and 321,504 shares of common stock held by trusts for the benefit of Mr. Grumbacher's children of which Ms. Grumbacher, Thomas W. Wolf, Mr. Miller and David R. Glyn are the trustees,
     (c) 24,950 shares of common stock held by other trusts for the benefit of Mr. Grumbacher's children of which Ms. Grumbacher and Messrs. Wolf, Miller and Glyn are the trustees, and (d) 5,000 shares of common stock held by a trust for the benefit of Mr. Grumbacher's grandchild of which Ms. Grumbacher, Beth Elser and Messrs. Wolf and Glyn are the trustees. Ms. Grumbacher disclaims beneficial ownership of all shares referred to in this note.

 (6) Consists of (a) 185,773 shares of common stock held by the Grumbacher Family Foundation, a charitable foundation of which Tim Grumbacher, Nancy
     T. Grumbacher and Mr. Miller are the directors, (b) 545,237 shares of Class A common stock and 321,504 shares of common stock held by trusts for the benefit of Mr. Grumbacher's children of which Ms. Grumbacher and Thomas W. Wolf, Mr. Miller and David R. Glyn are the trustees, and (c) 24,950 shares of common stock held by other trusts for the benefit of Mr. Grumbacher's children of which Ms. Grumbacher and Messrs. Wolf, Miller and Glyn are the trustees. Mr. Miller disclaims beneficial ownership of all shares referred to in this note.

 (7) Based solely on a Schedule 13G dated January 30, 2002 filed with the SEC by Dimensional Fund Advisors, Inc. These shares are owned by investment companies, trusts and accounts as to which Dimensional is investment advisor or manager, and Dimensional disclaims beneficial ownership of all such shares.

 (8) Includes (a) 545,237 shares of Class A common stock and 321,504 shares of common stock held by trusts for the benefit of Tim Grumbacher's children of which Nancy T. Grumbacher, Mr. Wolf, Henry F. Miller and Mr. Glyn are the trustees, (b) 24,950 shares of common stock held by other trusts for the benefit of Mr. Grumbacher's children of which Ms. Grumbacher and Messrs. Wolf, Miller and Glyn are the trustees, and (c) 5,000 shares of common stock held by a trust for the benefit of Mr. Grumbacher's grandchild of which Ms. Grumbacher, Beth Elser and Messrs. Wolf and Glyn are the trustees. Mr. Wolf disclaims beneficial ownership of all shares referred to above. Also includes options to purchase 5,000 shares of common stock.

 (9) Consists of (a) 545,237 shares of Class A common stock and 321,504 shares of common stock held by trusts for the benefit of Tim Grumbacher's children of which Nancy T. Grumbacher, Thomas W. Wolf, Henry F. Miller and Mr. Glyn are the trustees, (b) 24,950 shares of common stock held by other trusts for the benefit of Mr. Grumbacher's children, of which Ms. Grumbacher and Messrs. Wolf, Miller and Glyn are the trustees, and (c) 5,000 shares of common stock held by a trust for the benefit of Mr. Grumbacher's grandchild of which Ms. Grumbacher, Beth Elser and Messrs. Wolf and Glyn are the trustees. Mr. Glyn disclaims beneficial ownership of all shares referred to in this note.

(10) In notes (2), (3), (4), (5), (6), (8) and (9) above, we discussed trusts for the benefit of Tim Grumbacher's children, of which Nancy T. Grumbacher, Thomas W. Wolf, Henry F. Miller and David R. Glyn serve as trustees. This is one of such trusts.

     The holders of the Class A common stock have entered into an agreement granting Tim Grumbacher (or his personal representative) the right of first refusal to acquire any shares of Class A common stock proposed to be transferred.

SECURITY OWNERSHIP OF MANAGEMENT

     This table shows as of April 5, 2002, the holdings of our Chief Executive Officer, the four other most highly compensated executive officers during 2001 (the "named executives"), each director, and all directors and executive officers as a group. Each person listed has sole voting power and sole investment power with respect to the shares indicated unless otherwise noted.

                                                      CLASS A COMMON STOCK          COMMON STOCK(1)
                                                     -----------------------    -----------------------
                                                        SHARES                     SHARES
                                                     BENEFICIALLY               BENEFICIALLY
NAME                                                    OWNED        PERCENT       OWNED        PERCENT
----                                                 ------------    -------    ------------    -------
Tim Grumbacher.....................................   2,951,490(2)    98.7%      5,987,971(3)    38.7%
James H. Baireuther................................          --         --         122,700(4)     1.0%
Samuel J. Gerson...................................          --         --           8,000(4)       *
Michael L. Gleim...................................          --         --         463,680(5)     3.7%
William T. Harmon..................................          --         --          75,000(4)       *
Lawrence J. Ring...................................          --         --          10,000(4)       *
Robert C. Siegel...................................          --         --           7,000(4)       *
Leon D. Starr......................................          --         --          27,080(6)       *
Frank Tworecke.....................................          --         --         176,333(4)     1.4%
Leon F. Winbigler..................................          --         --          53,000(4)       *
Thomas W. Wolf.....................................     545,237(7)    18.2%        906,691(8)     7.0%
All directors and executive officers as a group (18
  persons).........................................   2,951,490(9)    98.7%      7,141,640(10)   44.9%

---------------
  *  less than 1%

 (1) See note (1) to Principal Shareholders table.

 (2) See note (2) to Principal Shareholders table.

 (3) See note (3) to Principal Shareholders table.

 (4) Includes options exercisable before June 5, 2002 to purchase the number of shares indicated: Mr. Baireuther -- 30,000 shares; Mr. Gerson -- 7,000 shares; Mr. Harmon -- 25,000 shares; Mr. Ring -- 7,000 shares; Mr.
     Siegel -- 5,000 shares; Mr. Tworecke -- 133,333 shares; and Mr.
     Winbigler -- 6,000 shares.

 (5) Includes 60,000 shares owned by Mr. Gleim's spouse, as to which Mr. Gleim disclaims beneficial ownership, and options exercisable before June 5, 2002 to purchase 156,711 shares.

 (6) Includes 21,500 shares owned by Mr. Starr's spouse, as to which Mr. Starr disclaims beneficial ownership, and options exercisable before June 5, 2002 to purchase 3,000 shares.

 (7) See note (4) to Principal Shareholders table.

 (8) See note (8) to Principal Shareholders table.

 (9) See notes (2) and (4) to Principal Shareholders table.

(10) See notes (3), (4), (5), (6) and (8) to Security Ownership of Management table. Includes 675 shares held in an IRA plan by the spouse of an executive officer as to which the executive officer disclaims beneficial ownership. Also includes options exercisable before June 5, 2002 to purchase 468,326 shares.

                                    PROPOSAL

                             ELECTION OF DIRECTORS

     The Board proposes the following nominees for election as directors to hold office until the 2003 Annual Meeting of Shareholders and until their respective successors have been elected. Each is currently a director and has agreed to serve if elected. Should a nominee become unable or decline to serve before the Annual Meeting, the proxies may vote for a substitute the Board recommends unless the Board reduces the number of directors.

     TIM GRUMBACHER -- Director since 1967. Age 62. Chairman of the Board of The Bon-Ton since August 1991, and Chief Executive Officer since June 2000. From 1977 to 1989 he was President and from 1985 to 1995 he was Chief Executive Officer of The Bon-Ton.

     JAMES H. BAIREUTHER -- Director since 2001. Age 55. Vice Chairman, Chief Administrative Officer and Chief Financial Officer of The Bon-Ton since September 2001. From June 1996 to February 2000, he was Senior Vice President and Chief Financial Officer, and from February 2000 to September 2001, he was Executive Vice President and Chief Financial Officer of The Bon-Ton.

     SAMUEL J. GERSON -- Director since 1996. Age 60. Chairman of the Board of Genuone, Inc., which provides supply chain security services, since January 2001. Mr. Gerson is a director of Allmerica Financial Corp., trustee emeritus of the Kennedy Library Foundation, trustee associate of Boston College, and a board member of Herald Media Group, Inc. and of College Coach, Inc. Mr. Gerson was Chairman and Chief Executive Officer of Filene's Basement Corp. from 1984 to June 2000. Filene's Basement Corp. filed for relief under Chapter 11 of the Bankruptcy Code in August 1999, and sold substantially all its assets in March 2000.

     MICHAEL L. GLEIM -- Director since 1991. Age 59. Vice Chairman and Chief Operating Officer of The Bon-Ton from December 1995 to February 2002. From 1991 to December 1995 he was Senior Executive Vice President and from 1989 to 1991 he was Executive Vice President of The Bon-Ton.

     ROBERT C. SIEGEL -- Director since 1998. Age 65. Chairman of Lacoste U.S.A., an apparel company, since January 1, 2002. From December 1998 to December 2001, he was a consultant to the apparel and footwear industry. From December 1993 to December 1998, he was Chairman and Chief Executive Officer of The Stride Rite Corporation, a shoe manufacturer and retailer. Mr. Siegel is a director of OshKosh B'Gosh, Inc., a children's apparel manufacturer.

     LEON D. STARR -- Director since 1991. Age 83. Management consultant to department and specialty stores since 1984. Prior to such time, he held various positions with Allied Stores Corporation, a national operator of department stores, for over 35 years.

     FRANK TWORECKE -- Director since 1999. Age 55. Vice Chairman -- Chief Merchandising Officer at The Bon-Ton since November 1999. From January 1996 until November 1999, he was President and Chief Operating Officer of Jos. A. Bank Clothiers.

     THOMAS W. WOLF -- Director since 1998. Age 53. President of the Wolf Organization, Inc., a building materials manufacturer and distributor, since 1985. He is also a director of Irex Corporation, a national building contractor.

     Leon F. Winbigler, who has served as a director since 1991, and Lawrence J. Ring, who has served as a director since 1997, have each determined to retire from the Board of Directors, effective as of the Annual Meeting. We would like to thank them for their valuable contributions to the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 2001, the Board held six meetings and took action by unanimous consent without a meeting three times. The Board has an Executive Committee, an Audit Committee, a Compensation and Stock Option

Committee (hereinafter referred to as the "Compensation Committee"), and a Nominating Committee. The primary functions of the committees are as follows:

Executive Committee          - has the authority to act in place of the Board on
                               certain specified matters.

                             - members are Tim Grumbacher, Michael L. Gleim,
                               Leon D. Starr and Thomas W. Wolf.

                             - held twelve meetings during 2001.

Audit Committee              - reviews our internal controls, our auditing,
                               accounting and financial reporting processes, and handles matters relating to our independent accountants.

                             - oversees our regulatory and ethical compliance.

                             - members are Samuel J. Gerson, Lawrence J. Ring,
                               Robert C. Siegel, Leon F. Winbigler and Thomas W. Wolf.

                             - held three meetings during 2001.

Compensation Committee       - determines the compensation of the Chairman of
                               the Board and Chief Executive Officer, the Vice Chairman and Chief Administrative Officer, and the Vice Chairman and Chief Merchandising Officer, and oversees the compensation of all other employees.

                             - administers our stock option and compensation
                               plans.

                             - members are Samuel J. Gerson, Lawrence J. Ring,
                               Robert C. Siegel, Leon F. Winbigler and Thomas W. Wolf.

                             - held five meetings during 2001.

Nominating Committee         - evaluates and recommends candidates for election
                               to the Board.

                             - seeks Board candidates for their ability to bring
                               various skills, experience and perspectives to the deliberations of the Board.

                             - members are Robert C. Siegel and Samuel J.
                               Gerson.

                             - the Nominating Committee was formed in 2002 and,
                               accordingly, did not meet in 2001.

     No incumbent director attended fewer than 75% of the total number of meetings of the Board and committees on which he served.

COMPENSATION OF DIRECTORS

     We do not pay employee directors any separate compensation for serving as directors. We pay each non-employee director an annual fee of $20,000, $2,000 for attendance at each Board meeting and $500 for attendance at each meeting of the Audit Committee and of the Compensation Committee. We also pay each non-employee director who is a member of the Executive Committee an annual fee of $22,000. Each non-employee director is eligible for an annual grant of options to purchase shares of common stock, the amount of shares to be determined each year by the Compensation Committee. We reimburse all directors for any expenses related to their Board service.

     Mr. Starr, a non-employee director, has rendered consulting services to The Bon-Ton from 1984 to March 2002. He received approximately $65,000 in consulting fees in 2001. Upon the conclusion of Mr. Starr's consulting agreement, the Company commenced payments to Mr. Starr in the amount of $65,000 per year in consideration of his agreement not to provide consulting services to any of the Company's competitors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     This table sets forth, for the last three years, the compensation paid or accrued to each of the named executives:

                                                                                     LONG-TERM
                                             ANNUAL COMPENSATION                   COMPENSATION
                                    -------------------------------------   ---------------------------
                                                                OTHER        RESTRICTED     SECURITIES
                                                                ANNUAL          STOCK       UNDERLYING         ALL OTHER
NAME AND POSITION            YEAR   SALARY ($)   BONUS ($)   COMPENSATION   AWARDS ($)(1)   OPTIONS (#)   COMPENSATION ($)(2)
-----------------            ----   ----------   ---------   ------------   -------------   -----------   -------------------
Tim Grumbacher.............  2001    241,346      75,000            --              --             --             8,258
  Chairman of the            2000    278,846          --            --              --             --             9,302
  Board of Directors and     1999    350,000          --            --              --             --             8,445
  Chief Executive Officer
James H. Baireuther........  2001    315,113      50,000         6,200         127,500        100,000             9,922
  Vice Chairman and          2000    319,115      30,000            --              --             --             9,724
  Chief Administrative       1999    258,115      35,000            --              --             --            37,449
  Officer
Michael L. Gleim...........  2001    474,540      30,000         9,500         188,095             --            10,515
  Vice Chairman and          2000    483,536      75,000            --              --             --            11,030
  Chief Operating Officer    1999    441,090      93,968            --              --             --            11,100
Frank Tworecke.............  2001    461,095      60,000        19,046          75,000             --           133,209(3)
  Vice Chairman and          2000    484,754      75,000        10,000              --             --           134,595
  Chief Merchandising        1999(4)  90,000          --            --              --             --            31,471
  Officer
William T. Harmon..........  2001    241,185      10,000         6,200              --             --             8,469
  Senior Vice President      2000    244,069      10,000         6,200              --             --             9,245
  Sales Promotion and        1999    227,781      10,000         6,200              --          5,000             8,667
  Marketing

---------------
(1) Mr. Baireuther received an award of 51,000 shares as to which the restrictions on 17,000 shares lapse on January 31, 2004, the restrictions on an additional 17,000 shares lapse on January 29, 2005, and the restrictions on the remaining 17,000 shares lapse on January 28, 2006; Mr. Gleim received awards of 75,238 shares as to which the restrictions lapsed on September 26, 2001; Mr. Tworecke received an award of 30,000 shares as to which the restrictions on 10,000 shares lapse on April 16, 2004, the restrictions on an additional 10,000 shares lapse on April 15, 2005, and the restrictions on the remaining 10,000 shares lapse on April 14, 2006. At the end of 2001, Mr. Baireuther held 51,000 restricted shares having a value of $127,500, and Mr. Tworecke held 30,000 restricted shares having a value of $75,000.

(2) The amounts disclosed in this column for 2001 include Company contributions under the Company's Profit Sharing/Retirement Savings Plan in the amount of $7,911 for each of the named executives and life insurance premiums in the amounts of $347 for Mr. Grumbacher, $2,011 for Mr. Baireuther, $2,604 for Mr. Gleim, $12,232 for Mr. Tworecke and $558 for Mr. Harmon.

(3) Includes $113,066 of payments made by the Company to Mr. Tworecke pursuant to the loan repayment provisions of his employment contract.

(4) Mr. Tworecke joined the Company in 1999.

STOCK OPTION GRANTS

     The following table contains information concerning the grant of stock options to each of the named executives during 2001. We do not have any plan pursuant to which stock appreciation rights may be granted.

                             OPTION GRANTS IN 2001

                                                                                               POTENTIAL REALIZABLE
                                                 INDIVIDUAL GRANTS                               VALUE AT ASSUMED
                        -------------------------------------------------------------------    ANNUAL RATES OF STOCK
                        SECURITIES     % OF TOTAL                 MARKET PRICE                PRICE APPRECIATION FOR
                        UNDERLYING   OPTIONS GRANTED   EXERCISE    ON DATE OF                     OPTION TERM(1)
                         OPTIONS      TO EMPLOYEES      PRICE        GRANT       EXPIRATION   -----------------------
                         GRANTED         IN 2001        ($/SH)       ($/SH)         DATE          5%          10%
                        ----------   ---------------   --------   ------------   ----------   ----------   ----------
Tim Grumbacher........        --            --             --           --             --            --           --
James H. Baireuther...   100,000(2)       32.0%         $2.39        $2.39        1/24/12      $150,306     $380,904
Michael L. Gleim......        --            --             --           --             --            --           --
Frank Tworecke........        --            --             --           --             --            --           --
William T. Harmon.....        --            --             --           --             --            --           --

---------------
(1) Illustrates value that might be realized upon exercise of options immediately prior to the expiration of their term, assuming specified compounded rates of appreciation on the Common Stock over the term of the options. Assumed rates of appreciation are not necessarily indicative of future stock performance.

(2) These options have a ten year term and vest in three equal annual installments beginning one year after the grant date.

STOCK OPTION EXERCISES AND HOLDINGS

     There were no options exercised by any of the named executives during 2001.

     The following table shows the number and value of unexercised stock options for the named executives at the end of 2001.

                       OPTION VALUES AT FEBRUARY 2, 2002

                                                 NUMBER OF SECURITIES
                                                      UNDERLYING                 VALUE OF UNEXERCISED
                                                UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                                                   FEBRUARY 2, 2002              FEBRUARY 2, 2002(1)
                                             ----------------------------    ----------------------------
                                             EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                                             -----------    -------------    -----------    -------------
Tim Grumbacher.............................     44,550              --            --                --
James H. Baireuther........................     30,000         100,000            --           $11,000
Michael L. Gleim...........................    156,711              --            --                --
Frank Tworecke.............................    133,333          66,667            --                --
William T. Harmon..........................     25,000              --            --                --

---------------
(1) In-the-money options are options having an exercise price below $2.50, the year-end share price. Value is calculated by multiplying the difference between the option exercise price and $2.50 by the number of shares underlying the option.

EMPLOYMENT AGREEMENTS

  Tim Grumbacher

     The Compensation Committee and Tim Grumbacher reached an understanding pursuant to which Mr. Grumbacher's base salary for 2002 was fixed at $550,000. In addition, he is eligible for an annual bonus of up to 100% of his base salary.

  Michael L. Gleim

     Mr. Gleim's employment agreement expired January 31, 2002 and provided for a minimum annual base salary of $450,000. He was also eligible for an annual bonus to be determined by the Compensation Committee.

  Frank Tworecke

     Mr. Tworecke's employment agreement commenced November 11, 1999 and continues to February 1, 2005. It provides for a minimum annual base salary of $475,000 and a bonus in accordance with criteria established by the Compensation Committee up to a maximum bonus of 75% of his base salary. If Mr. Tworecke is discharged without cause or resigns for good reason (each as defined in the employment agreement), he will continue to receive his base salary and other benefits for one year.

     Pursuant to the terms of his employment agreement, the Company made a $160,000 loan to Mr. Tworecke in 1999. This loan bears interest at 5.57% per annum and is repayable in 36 equal installments. Mr. Tworecke receives a monthly payment during the term of the loan that, in net amount after tax, is equivalent to the monthly loan balance due. If Mr. Tworecke is discharged without cause, resigns for good reason, or if his employment ceases for any reason at least three months after a change-of-control of the Company (as defined in the employment agreement), the remaining loan balance will be forgiven. As of February 2, 2002, the principal amount outstanding on this loan was $42,534.

  James H. Baireuther

     Mr. Baireuther's employment agreement commenced February 3, 2002 and continues to January 31, 2004. It provides for a minimum base salary of $400,000 and a bonus in accordance with criteria established by the Compensation Committee up to a maximum bonus of 75% of his base salary. If Mr. Baireuther is discharged without cause or resigns for good reason (each as defined in the employment agreement), he will continue to receive his base salary and other benefits for the greater of one year or the remaining term of the employment agreement.

SUPPLEMENTAL RETIREMENT BENEFITS

     The Company has established a nonqualified, unfunded retirement plan for certain key executives. Under the terms of this plan, each participant is entitled to an annual retirement benefit if he remains employed by the Company for a stated period, and, in certain instances, with an increase in this annual benefit for each full year thereafter that the participant remains so employed, subject to a maximum annual benefit.

     The table below reflects the benefits available under this plan for the named executives who are participants in this plan:

                                 ANNUAL        IF EMPLOYED       ANNUAL INCREASE    MAXIMUM ANNUAL
PARTICIPANT                      BENEFIT         THROUGH           THEREAFTER          BENEFIT
-----------                      -------    -----------------    ---------------    --------------
James H. Baireuther............  $50,000    February 1, 2005              --                 --
Michael L. Gleim...............   50,000    January 31, 2002              --                 --
Frank Tworecke.................   50,000    November 10, 2004        $15,000           $125,000

EXECUTIVE SEVERANCE

     We have entered into severance agreements with Mr. Harmon and certain of our other executive officers other than Messrs. Grumbacher, Baireuther and Tworecke, which generally provide for payment of one year's base salary if the executive officer is terminated without cause (as defined in such agreement).

EQUITY COMPENSATION PLAN INFORMATION

     At February 2, 2002, the Amended and Restated 1991 Stock Option and Restricted Stock Plan, The Bon-Ton Stores, Inc. 2000 Stock Incentive Plan and the Company's Phantom Equity Replacement Plan were in effect. Each of these plans has been approved by the shareholders. There were no other equity compensation plans in effect. The following information concerning these plans is as of February 2, 2002.

                                                                                  NUMBER OF SECURITIES REMAINING
                                NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE      AVAILABLE FOR FUTURE ISSUANCE
                                BE ISSUED UPON EXERCISE     EXERCISE PRICE OF         (EXCLUDING SECURITIES
PLAN CATEGORY                   OF OUTSTANDING OPTIONS     OUTSTANDING OPTIONS    REFLECTED IN THE FIRST COLUMN)
-------------                   -----------------------    -------------------    ------------------------------
Equity compensation plans
  approved by security
  holders.....................       980,196                     $5.74                   300,000
Equity compensation plans not
  approved by security
  holders.....................    Not applicable            Not applicable            Not applicable

STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total shareholder return on common stock from February 1, 1997 through February 2, 2002, the cumulative total return on the CRSP Total Return Index for The Nasdaq Stock Market (US Companies) and the Nasdaq Retail Trade Stocks Index during such period. The comparison assumes $100 was invested on February 1, 1997 in the Company's common stock and in each of the foregoing indices and assumes the reinvestment of any dividends.

                               [PROXY DATA GRAPH]

--------------------------------------------------------------------------------
                                                              NASDAQ
                     Date                          NASDAQ     RETAIL     BON-TON
--------------------------------------------------------------------------------
 2/1/97                                            100.00     100.00     100.00
 1/31/98                                           118.34     117.02     200.00
 1/30/99                                           184.42     142.51     112.50
 1/29/00                                           278.42     116.87      51.79
 2/3/01                                            193.93      87.64      44.64
 2/2/02                                            140.27     105.21      35.71
--------------------------------------------------------------------------------

REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee, which consists of only non-employee directors, approves all general policies affecting the compensation of The Bon-Ton's executive officers. The Compensation Committee determines the compensation of Tim Grumbacher, Chairman of the Board and Chief Executive Officer, Frank Tworecke, Vice Chairman and Chief Merchandising Officer, and James H. Baireuther, Vice Chairman and Chief Administrative Officer, and utilizes recommendations from the Executive Committee with respect to the compensation of all other executive officers, but retains the authority to determine the compensation of such other executive officers and may accept, reject or modify, in its discretion, the Executive Committee's recommendations.

     The basic forms of executive compensation are annual compensation, in the form of salary and bonus, and long-term incentives, currently consisting primarily of stock options and restricted stock. The Compensation Committee seeks to achieve a mix of these to properly compensate and motivate the Company's executives. In doing so, the Compensation Committee considers various aspects of the Company's operating results as well as its financial condition, and considers each executive's role in such achievement.

 Annual Compensation -- Salary and Bonus

     Annual compensation is comprised of a base salary and a possible bonus. The Compensation Committee set the base salary of James H. Baireuther for 2001. The base salaries of Michael L. Gleim and Frank Tworecke for 2001 were established pursuant to employment agreements executed in prior years which had been approved by the Compensation Committee. The base salaries for these executives were based on a variety of factors, including the general level of executive compensation in the industry, the general level of executive compensation at The Bon-Ton and an evaluation of the importance of the executive to The Bon-Ton. The base salaries of the remainder of the Company's senior executives are approved annually by the Compensation Committee upon recommendations from the Executive Committee based on such subjective factors as individual and Company performance. The Compensation Committee commissions an independent contractor to conduct periodic surveys of executive compensation in the department store industry and utilizes such survey information in making its decisions on executive compensation.

     The Compensation Committee believes it appropriate that a portion of the potential annual compensation for these senior executives be in the form of an annual bonus which is dependent upon The Bon-Ton's performance.

     A cash bonus award or option grant may, in addition, be made at the discretion of the Compensation Committee without regard to whether any specified criteria are met. The bonus for 2001 for each of the named executives in the amounts indicated in the Summary Compensation Table were discretionary bonus awards determined by the Compensation Committee.

 Long-Term Incentives -- Stock Options and Restricted Share Awards

     The Compensation Committee administers The Bon-Ton Stores, Inc. 1991 Stock Option Plan and The Bon-Ton Stores, Inc. 2000 Stock Incentive Plan, both of which provide for the grant of stock options and restricted share awards. These options and awards are intended to help align the executive officers' interests with those of shareholders by increasing such officers' stake in The Bon-Ton.

     Stock options and restricted share awards generally vest over a number of years. Any vested options are usually forfeited 90 days after termination of the recipient's employment, and any unvested restricted share awards lapse upon termination of employment. Such options and awards, therefore, are also intended to encourage recipients to remain in the employ of The Bon-Ton over a substantial period of time.

     Of the 312,084 total stock options granted in 2001, 100,000 were granted to the named executives, and of the 275,652 total restricted share awards granted in 2001, 156,238 were granted to the named executives.

 Compensation of the Chief Executive Officer

     The Compensation Committee set the base salary for Tim Grumbacher in 2000, prior to the assumption by Mr. Grumbacher of the position of Chief Executive Officer in 2000. Mr. Grumbacher's base salary remained unchanged after Mr. Grumbacher assumed the position of Chief Executive Officer. As with the Company's other senior executive officers, Mr. Grumbacher's salary was based on a variety of factors, including the general level of executive compensation in the industry, the general level of executive compensation of The Bon-Ton and the evaluation of the importance of Mr. Grumbacher's services to The Bon-Ton. Mr. Grumbacher also received a bonus of $75,000 in 2001. The Compensation Committee did not consider any specific factors or any specific measurements of the performance of The Bon-Ton in 2001 in determining Mr. Grumbacher's annual salary or bonus for 2001. Mr. Grumbacher did not receive any stock options or restricted share awards in 2001.

 Qualifying Executive Compensation for Deductibility Under Provisions of the Internal Revenue Code

     The Internal Revenue Code provides that a publicly-held corporation may not generally deduct compensation for its chief executive officer and certain other executive officers to the extent that compensation for the executive exceeds $1,000,000 unless such compensation is "performance based" as defined in the Code. If any executive's compensation may exceed that threshold, the Compensation Committee will take such actions as are appropriate to qualify, to the extent it determines such actions are in the best interests of the Company, compensation paid to executives for deductibility under the Code. Nevertheless, the Compensation Committee has in the past, and may in the future, recommend or approve payment of compensation that may not be deductible under these provisions if the Compensation Committee has determined that such payments are in the best interests of the Company.

    Members of the Compensation Committee:

     Leon F. Winbigler, Chairman
     Samuel J. Gerson
     Lawrence J. Ring
     Robert C. Siegel
     Thomas W. Wolf

REPORT OF THE AUDIT COMMITTEE

     The functions of the Audit Committee are focused on three areas:

     - the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements.

     - the independence and performance of the Company's independent accountants.

     - the Company's compliance with legal and regulatory requirements.

     The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. These matters are discussed with the Company's independent accountants and with appropriate Company financial personnel.

     The Audit Committee meets privately with the independent accountants, who have unrestricted access to the members of the Audit Committee.

     The Audit Committee also recommends to the Board the appointment of the independent accountants and reviews periodically their performance and independence from management.

     The members of the Audit Committee are all "independent" directors as defined in the listing standards of the National Association of Securities Dealers.

     The Board has adopted a written charter setting out the audit related functions the Audit Committee is to perform, a copy of which was attached to last year's proxy statement. The Audit Committee reviewed the charter this year and determined it adequately defines the responsibilities of the Audit Committee.

     Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls.

     The independent accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with the Audit Committee any issues they believe should be raised.

     This year, the Audit Committee held three meetings. The Audit Committee reviewed the Company's audited financial statements and met with both management and Arthur Andersen LLP, the Company's independent accountants, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee has received from and discussed with Arthur Andersen LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee also discussed with Arthur Andersen LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 2, 2002.

     Members of the Audit Committee:

     Lawrence J. Ring, Chairman
     Samuel J. Gerson
     Robert C. Siegel
     Leon F. Winbigler
     Thomas W. Wolf

ACCOUNTANTS' FEES

     During 2001, we retained Arthur Andersen LLP, our independent accountants, to provide services in the following categories and amounts:

Audit fees................................................  $233,000
Financial information systems design and implementation
  fees....................................................        --
All other fees............................................  $308,000

     The Audit Committee also considered whether the provision of non-audit services by our independent accountants is compatible with maintaining auditor independence.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP audited our 2001 financial statements and has been our independent accountants since before our initial public offering. We are closely monitoring recent developments affecting this firm and are considering their implications for us. We will make a decision as to what action, if any, to take in this regard when appropriate.

     We expect that a representative of Arthur Andersen LLP will be at the meeting to respond to appropriate questions and will have an opportunity to make a statement if he desires to do so.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Executive officers, directors and persons who own more than 10% of the Company's common stock are required to file reports of their holdings and transactions in Company stock with the SEC. Based on our records and on written representations from those who are subject to these requirements, we believe that all 2001 filing requirements were timely made except that Frank Tworecke filed a Form 4 with respect to the sale of 4,250 shares of common stock six days late.

CERTAIN TRANSACTIONS

     The Company leases its Oil City, Pennsylvania store from Tim Grumbacher pursuant to a lease entered into on January 1, 1981. The rental payments during 2001 under this lease were $223,500. The Oil City lease terminates on July 31, 2006 and the Company has five five-year renewal options.

     During fiscal 2001, the Company purchased approximately $2,971,000 of merchandise from Lacoste U.S.A., and approximately $3,020,000 of merchandise from OshKosh B'Gosh, Inc. Robert C. Siegel, a director of the Company, is Chairman of Lacoste and a director of OshKosh B'Gosh. The transactions noted above were on substantially the same terms as comparable transactions with other vendors of merchandise to the Company.

SHAREHOLDER PROPOSALS

     Shareholder proposals for the 2003 Annual Meeting of Shareholders must be received by the Company by January 14, 2003 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

     A shareholder may wish to have a proposal presented at the 2003 Annual Meeting of Shareholders but not included in the Company's proxy statement and form of proxy for that meeting. If notice of any such proposal is received by the Company after March 30, 2003, such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) under the Securities Exchange Act of 1934 and, therefore, the Company will have the right to exercise discretionary voting authority with respect to such proposal.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                            THE BON-TON STORES, INC.

                                 JUNE 18, 2002

CO. #                                                    ACCT. #
     ----------------                                           ----------------

                           PROXY VOTING INSTRUCTIONS


         TO VOTE BY MAIL
         ---------------
         PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.


         TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
         --------------------------------------------
         PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.


         TO VOTE BY INTERNET
         -------------------
         PLEASE ACCESS THE WEB PAGE AT "www.voteproxy.com" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.



         YOUR CONTROL NUMBER IS--------------------->
                                                     ---------------------------



--------------------------------------------------------------------------------
              - Please Detach and Mail in the Envelope Provided -



A [X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


                                        FOR           WITHHELD

1.       Election of Directors:         [ ]              [ ]


NOMINEES: Tim Grumbacher
          James H. Baireuther
          Samuel J. Gerson
          Michael L. Gleim
          Robert C. Siegel
          Leon D. Starr
          Frank Tworecke
          Thomas W. Wolf


FOR, except vote withheld for the following nominee(s):



--------------------------------------------------------------------------------




SIGNATURE(S)                                           Date:              , 2002
            -------------------------------------------     --------------


NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                            THE BON-TON STORES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of THE BON-TON-STORES, INC. (the "Company") hereby appoints Tim Grumbacher and James H. Baireuther, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned and to vote all shares of stock of the Company which the undersigned is entitled to vote if personally present at the Annual Meeting of Shareholders of the Company, to be held at Heritage Hills Conference Center, 2700 Mount Rose Avenue, York, PA 17402 on June 18, 2002, at 9:00 a.m., provided that said proxies are authorized and directed to vote as indicated with respect to the matter set forth on the opposite side of this proxy.

UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINATED DIRECTORS. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                         (TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            THE BON-TON STORES, INC.

                                  JUNE 18, 2002




--------------------------------------------------------------------------------
              - Please Detach and Mail in the Envelope Provided -





A [X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


                                        FOR           WITHHELD

1.       Election of Directors:         [ ]              [ ]


NOMINEES: Tim Grumbacher
          James H. Baireuther
          Samuel J. Gerson
          Michael L. Gleim
          Robert C. Siegel
          Leon D. Starr
          Frank Tworecke
          Thomas W. Wolf


FOR, except vote withheld for the following nominee(s):



--------------------------------------------------------------------------------




SIGNATURE(S)                                           Date:              , 2002
            -------------------------------------------     --------------


NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                            THE BON-TON STORES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of THE BON-TON-STORES, INC. (the "Company") hereby appoints Tim Grumbacher and James H. Baireuther, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned and to vote all shares of stock of the Company which the undersigned is entitled to vote if personally present at the Annual Meeting of Shareholders of the Company, to be held at Heritage Hills Conference Center, 2700 Mount Rose Avenue, York, PA 17402 on June 18, 2002, at 9:00 a.m., provided that said proxies are authorized and directed to vote as indicated with respect to the matter set forth on the opposite side of this proxy.

UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINATED DIRECTORS. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                         (TO BE SIGNED ON REVERSE SIDE)